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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                              ____________________
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
      Date of Report (Date of earliest event reported):  June 2, 2003
                                                         ------------
                             American Wagering, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)
     Nevada                          000-20685                 88-0344658
----------------                    -----------              --------------
(State  or  other  jurisdiction    (Commission               (I.R.S. Employer
of  incorporation)                 File  Number)             Identification No.)

   675  Grier  Drive,  Las Vegas, Nevada                       89119
----------------------------------------                    --------------------
(Address  of  principal  executive  offices)                   (Zip  Code)

      Registrant's telephone number, including area code:    (702) 735-0101
                                                           ----------------



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Item  1.     Changes  In  Control  Of  Registrant

None

Item  2.     Acquisition  Or  Disposition  Of  Assets

None

Item  3.     Bankruptcy  Or  Receivership

None

Item  4.     Changes  In  Registrant's  Certifying  Accountant

None

Item  5.  Other  Events

On November 14, 2002, the U.S. District Court of Nevada issued a verdict in favor of Michael Racusin ("Racusin") and against the Registrant. The initial draft of the judgment order received on November 20, 2002 from Racusin's legal counsel was in the amount of $3,791,216, which included $1,481,216 of interest (as of November 20, 2002).

Upon the advice of legal counsel, the Company contested the entire interest portion of the draft judgment ($1,481,216) due to the timely payment of the original trial judgment by the Registrant in September 1997 and in accordance with Nevada law.

On June 2, 2003, the Registrant was notified that the U.S. District Court of Nevada ruled in favor of the Registrant on this interest issue. Accordingly, interest on the jury verdict accrues only from November 15, 2002 until the date the judgment is satisfied. The Registrant had previously accrued $328,624 for interest, which will not be adjusted until such time as the court has entered the final judgment in the matter.

It is possible that this decision on the post-trial interest issue may result in an appeal or other legal actions by Racusin. An appeal on the recent court ruling, additional legal actions, etc. could extend this matter for an additional one to three years. In addition, management is considering the options available to the Registrant in order to protect the Registrant's assets in the event of execution on the final judgment, including the filing of a Chapter 11 bankruptcy.

The Registrant recorded $1,643,625 against additional paid-in capital in the quarter ended October 31, 2002, which represents the jury verdict less amounts previously paid by the Registrant. The Registrant has been in litigation with Racusin, who introduced certain underwriters to the Registrant in connection with the initial public offering, since 1995. The Registrant disputed Racusin's claim for compensation under agreements that the Registrant believed were unenforceable.

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


Item  6.     Resignations  Of  Directors  And  Executive  Officers

None

Item  7.     Financial  Statements  &  Exhibits

(a)     Financial  statements

None

(b)  Exhibits.

None

Item  8.     Change  In  Fiscal  Year

None

                                    SIGNATURE
                                    ---------
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on form 8K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June  3,  2003



                         AMERICAN  WAGERING,  INC.



                       By:    /s/ Timothy  F.  Lockinger
                              ---------------------------
                       Name:  Timothy  F.  Lockinger
                       Title: Chief  Financial  Officer
                              Principal  Accounting  Officer







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